SECURITIES AND EXCHANGE COMMISSION
                       Washington D.C. 20549


                             FORM 8 - K

                           CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 21, 2000


                        NORTH VALLEY BANCORP
       (Exact name of registrant as specified in its charter)


Commission File Number:  0-10652



     CALIFORNIA                                 94-2751350
(State of incorporation)                    (I.R.S. Employer
                                        identification number)



              880 E. Cypress Avenue, Redding, CA 96002
       (Address of principal executive offices and zip code)



                           (530) 221-8400
           (Registrant's area code and telephone number)

     Item 5:  Other Events


     On January 21, 2000, the Registrant issued a Press Release which announced earnings for the year ended December 31, 1999.
Attached hereto as Exhibit 99 is said Press Release dated
January 21, 2000.

     As previously reported, the Registrant has entered into an Agreement and Plan of Reorganization and Merger dated as of October 3, 1999, with Six Rivers National Bank, a national banking association headquartered in Eureka, California. On January 28, 2000, the Registrant and Six Rivers National Bank agreed to extend the "termination date" for the closing of the transactions contemplated by such Agreement from March 31, 2000, to July 31, 2000. Based on current expectations, the parties anticipate that all conditions to the closing will not occur until the second quarter of the year 2000. Therefore, an extension of the termination date to July 31, 2000, is intended to accommodate this revised schedule.


     Item 7:   Financial Statements and Exhibits

     Listed below is the Exhibit filed as part of this report.

          (99) Press Release dated January 21, 2000.




                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTH VALLEY BANCORP

                                   By

                                        Sharon Benson
                                        Senior Vice President &
Dated:  January 31, 2000                Chief Financial Officer